Exhibit 10.4

EXECUTION VERSION

GUARANTY

THIS GUARANTY, dated as of the 18th day of October, 2021 (this “Guaranty”), is executed by RCI HOSPITALITY HOLDINGS, INC., a Texas corporation (whether one or more, herein referred to as the “Guarantor”), in favor of CLUB LICENSING, LLC, a Colorado limited liability company (the “Creditor” or “Lender”).

W I T N E S S E T H:

WHEREAS, Big Sky Hospitality Holdings, Inc., a Texas corporation (“Borrower”), is or may become indebted to Creditor; and

WHEREAS, Guarantor is an affiliate of Borrower; and

WHEREAS, without this Guaranty, Creditor would be unwilling to extend credit to Borrower; and

WHEREAS, because of the direct benefit to Guarantor from any and all loan(s) to be made by Creditor in favor of Borrower, and as an inducement to Creditor to make said loan(s) to Borrower, Guarantor agrees to guarantee to Creditor the obligations of Borrower as set forth herein.

NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to Creditor the prompt and full payment of the Guaranteed Indebtedness (hereinafter defined), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, and performance of all obligations of Borrower in connection with the Guaranteed Indebtedness, this Guaranty being upon the following terms and conditions:

1. The term “Guaranteed Indebtedness,” as used herein, means (a) the indebtedness arising under that certain IP Promissory Note in the principal amount of $1,000,000.00 dated of even date herewith executed by Borrower in favor of Creditor (the “Note”); (b) interest on the Note; and (c) any and all costs, attorney’s fees and expenses incurred by Creditor by reason of Borrower’s default in the indebtedness, costs or expenses described above, or any part thereof. The amount of the Guaranteed Indebtedness will correspondingly be reduced by the amount of each principal payment paid by the Borrow to the Creditor under the terms of the Note.

2. This instrument shall be a continuing guaranty of payment and performance and not one only of collection, and shall cover all of the Guaranteed Indebtedness, and it shall apply to the ultimate balance due or remaining unpaid to Creditor, notwithstanding any interruptions in the business relations of Borrower with Creditor.

3. If Guarantor becomes liable for any indebtedness owing by Borrower to Creditor, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Creditor hereunder shall be cumulative of any and all other rights that Creditor may ever have against Guarantor. The exercise by Creditor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. If, for any reason whatsoever, Borrower is now, or hereafter becomes, indebted to Guarantor, such indebtedness and all interest thereon shall, at all times, be subordinate in all respects to the Guaranteed Indebtedness, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid. Notwithstanding anything to the contrary contained in this Guaranty, or as a result of any payments made by any party hereunder, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution against Borrower, any and all such right(s) of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution being hereby expressly waived and released as between Guarantor and Creditor. Accordingly, so long as any portion of the Guaranteed Indebtedness remains unpaid, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution under the documents executed in favor of Creditor securing payment of the Guaranteed Indebtedness or to participate in any way therein, or in any right, title, or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution being hereby expressly waived as long as any portion of the Guaranteed Indebtedness remains unpaid.

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4. In the event of default by Borrower in payment of the Guaranteed Indebtedness, when the Note become due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of nonpayment or of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay any unpaid portion of the Guaranteed Indebtedness due thereon to Creditor, and it shall not be necessary for Creditor, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Creditor against any other party hereto.

5. Guarantor hereby agrees that Guarantor’s obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder or, if there is more than one person or entity signing this Guaranty, the complete or partial release of any one or more of them hereunder; (d) the insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) renewal, extension, modification or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Creditor to Borrower or Guarantor; (f) any neglect, delay, omission, failure, or refusal of Creditor to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action to foreclose upon any security therefor, or to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Creditor to notify Guarantor of any renewal, extension, rearrangement, modification or assignment of the Guaranteed Indebtedness or any part thereof, or of any instrument evidencing or securing the Guaranteed Indebtedness or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Creditor against Borrower or of any new agreement between Creditor and Borrower, it being understood that Creditor shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Indebtedness; or (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower, whether because the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, the officers or persons creating the same acted in excess of their authority, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Indebtedness, or any part thereof, for any reason. It is the intent of Guarantor and Creditor that until the amount of the Guaranteed Indebtedness is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

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6. This Guaranty is for the benefit of Creditor and Creditor’s successors and assigns and, in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor’s and/or successors and assigns and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantor arising herein shall be jointly and severally binding on Guarantor and Guarantor’s successors, and assigns. This Guaranty shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Texas, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. Guarantor hereby agrees with Creditor that all rights, remedies and recourses afforded to Creditor by reason of this Guaranty or otherwise are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and are nonexclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Creditor may have.

7. It is not the intention of Creditor or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Indebtedness constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof at the maximum rate so permitted under applicable law.

8. Upon the filing of a petition in bankruptcy with respect to Borrower, any assignment for the benefit of creditors of Borrower, or any other circumstances necessitating Creditor to file its claim against Borrower, Guarantor agrees that, notwithstanding any stay, injunction or other prohibition preventing the maturity, acceleration or collection of all or any portion of the Guaranteed Indebtedness, the Guaranteed Indebtedness (whether or not then due and payable by Borrower) shall forthwith become due and payable by Guarantor for purposes of this Guaranty, on demand. The obligation of Guarantor to pay the Guaranteed Indebtedness of Guarantor hereunder shall not be affected or impaired by Creditor’s omission or failure to prove its claim against Borrower. Accordingly, the rights of Creditor under this Guaranty shall not be affected or impaired by its election to prove its claim(s) or its election not to pursue such claim(s), as it sees fit, without in any way releasing, reducing or otherwise affecting the liability to Creditor of Guarantor.

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9. Any notices or other communications required or permitted hereunder shall be sufficiently given if in writing and delivered in person or sent by registered or certified mail (return receipt requested) or nationally recognized overnight delivery service, postage pre-paid, addressed as follows, or to such other address has such party may notify to the other parties in writing:

(a)	If to the Creditor:	Club Licensing LLC
Attn: Troy Lowrie
735 S Xenon Ct. Suite #102
Lakewood, CO 80228
email: xxxxxxxxx

	with a copy to:	Ryan Tharp
Fairfield and Woods, P.C.
1801 California Street, Suite 2600
Denver, Colorado 80202-2645

(b)	If to the Guarantor:	RCI Hospitality Holdings, Inc.
Attn: Eric Langan, President
10737 Cutten Road
Houston, Texas 77066

	with a copy to:	Robert D. Axelrod
Axelrod & Smith
5300 Memorial Drive, Suite 1000
Houston, Texas 77007

A notice or communication will be effective (i) on the day of delivery, if hand-delivered; (ii) or one day after being delivered to an expedited courier for overnight delivery; or (iii) three days after being deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party. Each party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

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10. Guarantor irrevocably and unconditionally: (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Creditor, in a court of competent jurisdiction of the State of Texas, County of Harris, or any United States District Court in the State of Texas, County of Harris; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Texas, County of Harris; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided herein, or in such other manner as may be provided under applicable laws or court rules in the State of Texas, County of Harris.

11. Guarantor represents and warrants to Creditor that this Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof; that the execution, delivery and performance by Guarantor of this Guaranty will not violate any indenture, agreement or other instrument (or, if Guarantor is a corporation, its articles of incorporation or bylaws ) to which Guarantor is a party, or by which it or any of its property is bound, or be in conflict with, result in a breach of, or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Guaranty; and that the execution, delivery and performance by Guarantor of this Guaranty is within its corporate powers and purposes, and has been duly authorized by all requisite corporate action of Guarantor.

12. This Guaranty constitutes the sole agreement of the parties with respect to the transaction contemplated hereby and supersedes all oral negotiations and prior writings with respect thereto. No waivers, amendments or modifications of this Guaranty shall be valid unless in writing and signed by an authorized officer of the Creditor. No waiver by Creditor of any default shall operate as a waiver of any other default or the same default on a future occasion. Neither the failure nor any delay on the part of the Creditor in exercising any right, power, or remedy under this Guaranty shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

[SIGNATURE ON FOLLOWING PAGE]

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RCI HOSPITALITY HOLDINGS, INC.

By:	/s/ Eric Langan
Eric Langan, President

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